SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT UNDER SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2003

NOVAVAX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26770	22-2816046
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File No.)	Identification No.)

8320 Guilford Road, Columbia, MD	21046
(Address of principal executive offices)	(Zip code)

(301) 854-3900
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

NOVAVAX, INC.
ITEMS TO BE INCLUDED IN THIS REPORT

ITEM 7. EXHIBITS.

     99.1    Press Release dated August 12, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 12, 2003, Novavax, Inc. reported its second quarter earnings for 2003.

A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAVAX, INC.

Date: August 12, 2003	By:	/s/ Dennis W. Genge

Dennis W. Genge, Vice President and
Chief Financial Officer/Treasurer

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